HIGH YIELD FIXED INCOME

                               [GRAPHIC OMITTED]

Alliance High Yield
Fund

Semi-Annual Report
February 29, 2000 (unaudited)

                           AllianceCapital[LOGO](R)
                           The Investment Professional's Choice

                           Investment Products Offered
                            -------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                            -------------------------

                                                          LETTER TO SHAREHOLDERS

LETTER TO SHAREHOLDERS
April 13, 2000

Dear Shareholder:

This report provides the performance, investment strategy and outlook for the Alliance High Yield Fund (the "Fund") for the reporting period ended February 29, 2000.

Investment Performance

The following table provides performance for your Fund as well as its benchmark index, as represented by the Credit Suisse First Boston High Yield Index, during the six- and twelve-month periods ended February 29, 2000.

INVESTMENT RESULTS*

Periods Ended February 29, 2000

                                                  ------------------------------
                                                          TOTAL RETURNS
                                                  ------------------------------
                                                   6 months           12 months
--------------------------------------------------------------------------------

Alliance High
Yield Fund
  Class A                                            -1.86%              -2.85%
--------------------------------------------------------------------------------
  Class B                                            -2.22%              -3.55%
--------------------------------------------------------------------------------
  Class C                                            -2.32%              -3.55%
--------------------------------------------------------------------------------
Credit Suisse
First Boston
High Yield
Index                                                 1.52%               2.76%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns and are based on the net asset value as of February 29, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Total returns for Advisor Class shares will differ due to different expenses associated with that class. Past performance is no guarantee of future results.

      The Credit Suisse First Boston High Yield Index is an unmanaged index of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high-yield market. An investor cannot invest directly in an index.

      Additional investment results appear on pages 4-8.

As shown, the Fund underperformed its benchmark for the six- and twelve-month periods ended February 29, 2000. Our style of investing, which has emphasized higher-yielding single-B-rated securities, negatively impacted performance during the past six months as these securities underperfomed BB-rated securities and lower-yielding, single-B-rated securities. Reduced liquidity in the high-yield market has caused investors to focus on larger, more liquid issues. Many small- to medium-size companies that the Fund owns have been overlooked and are just beginning to again attract attention. Negative credit events have also had an impact on the Fund's performance as a number of the companies within the Fund's portfolio reported "down" or "poor" operating results. This caused the prices of these securities to fall to default or near default levels.


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 1

LETTER TO SHAREHOLDERS

Market Review

The global economy continued its trend of improvement, led by the strength of the U.S. economy. U.S. gross domestic product growth was 4.2% during 1999, and it is expected to be at the same level in 2000. Unemployment was 4.1% in February 2000, a near thirty-year low. U.S. consumer confidence remained high as spending grew at a 5% rate during the fourth quarter. Higher commodity prices, led by a spike in oil, began to flow through the U.S. economy. The consumer price index moved to a recent high of 3.2% on a year-over-year basis in February versus 2.5% on a year-over-year basis in the fourth quarter of 1999. These developments, together with continuing economic strength, sparked inflation concerns in the United States and prompted the U.S. Federal Reserve to further tighten official interest rates.

During the six-month period ended February 29, 2000, the U.S. yield curve inverted on expectations of rising interest rates, a Treasury buyback and supply cuts of long-term government debt. The two-year U.S. Treasury yield thus rose from 5.73% to 6.53%, while the yield on the thirty-year Treasury bond only rose from 6.07% to 6.15%.

Also during the six-month period ended February 29, 2000, the high-yield market, as represented by the Credit Suisse First Boston High Yield Index, posted a modest return of 1.52%. Performance of fixed-income securities in general was dampened during the period as central banks around the world increased official interest rates in response to strengthening economic growth. Liquidity concerns, rising default rates and mutual fund outflows all contributed to weakness in the high-yield sector during the period.

During the six months ended February 29, 2000, the best performing industry sectors within fixed income included paper and packaging, communications, technology and cable, while health care, supermarket and drug, retail, consumer and manufacturing were among the worst performing sectors. BB-rated securities outperformed single-B-rated securities, as excess supply and reduced liquidity caused investors to focus on larger, more liquid securities.

Investment Strategy

During the reporting period, we began focusing on larger, more liquid issues in the telecom and media sectors. These two non-cyclical sectors, with a potential for strong growth, have benefited from robust equity market valuations and a disproportionate share of positive merger and acquisition activity. Also, with the emergence of the New Economy, we continue to emphasize technology and technology-related companies that are changing how business is being done today. Additionally, we are selectively adding "brick and mortar" companies from the Old Economy that have been heavily discounted and offer extraordinary yield opportunities in a market where 80% of the issues are being ignored.

Outlook

In our view, the underlying fundamentals of a growing economy, low inflation and relatively low (though trending upwards) interest rates remain conducive to high yield investing. The Credit Suisse First Boston High Yield


--------------------------------------------------------------------------------
2 o ALLIANCE HIGH YIELD FUND

                                                          LETTER TO SHAREHOLDERS

Index currently yields in excess of 12%, or a 6% premium to Treasuries, which is generous by historical standards. Another strong year in the equity markets could engender some re-balancing of portfolios in 2000 toward fixed-income issues, and high-yield securities in particular, thereby improving demand.

We currently view the high-yield market to be relatively cheap compared to other fixed-income sectors, and we expect that over the medium- to longer-term time horizon the high-yield sector should perform well. High-yield structured products such as collateralized debt obligations should continue to increase their market share, and we can expect those cash inflows, as well as interest from pension funds and insurance companies, to add strength to the market.


[PHOTO OMITTED]       [PHOTO OMITTED]

John D. Carifa        Nelson Jantzen

Portfolio Manager, Nelson Jantzen, is a senior vice president with over 28 years of investment experience.

Despite offering "good value," the high-yield market lacks confidence after two years of sub-par returns, and it is in need of an event to push the market back in the right direction. In any event, we believe that the Fund is currently well positioned to outperform the market.

Thank you for your continued interest and investment in Alliance High Yield Fund. We look forward to reporting its progress to you in the coming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Nelson Jantzen

Nelson Jantzen
Senior Vice President


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 3

PERFORMANCE UPDATE

PERFORMANCE UPDATE

ALLIANCE HIGH YIELD FUND
GROWTH OF A $10,000 INVESTMENT
4/30/97* TO 2/29/00

 [The following table was depicted as a mountain graph in the printed material]

                  o Alliance High Yield Fund
                  o CS First Boston High Yield Index

                    CS First Boston High Yield Index: $11,453

                   Alliance High Yield Fund Class A: $11,230

This chart illustrates the total value of an assumed $10,000 investment in Alliance High Yield Fund Class A shares (from 4/30/97 to 2/29/00) as compared to the performance of an appropriate broad-based index. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The CS First Boston High Yield Index is an unmanaged index of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high yield market.

When comparing Alliance High Yield Fund to the index shown above, you should note that no charges or expenses are reflected in the performance of the index.

*     Closest month-end after Fund's Class A share inception date of 4/22/97.


--------------------------------------------------------------------------------
4 o ALLIANCE HIGH YIELD FUND

                                                              PERFORMANCE UPDATE

PERFORMANCE UPDATE

ALLIANCE HIGH YIELD FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 2/29

                        o Alliance High Yield Fund
                        o First Boston High Yield Index

                               [GRAPHIC OMITTED]

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. The CS First Boston High Yield Index is an unmanaged index of lower-rated, fixed-income, non-convertible, U.S. dollar-denominated securities meeting certain criteria developed by Credit Suisse designed to enable the index to reflect the high-yield market. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including the Alliance High Yield Fund.

* Fund returns for the period ended 2/28/98 are from the Fund's inception date of 4/22/97 through 2/28/98. Benchmark returns for the period ended 2/28/98 are from 4/30/97 through 2/28/98.


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 5

PORTFOLIO SUMMARY

PORTFOLIO SUMMARY
February 29, 2000 (unaudited)

INCEPTION DATE
4/22/97

PORTFOLIO STATISTICS
Assets ($mil): $655.2

   [The following tables were depicted as pie charts in the printed material]

INDUSTRY/SECTOR BREAKDOWN

o     22.04% Fixed Communications
o     11.10% Technology
o      9.60% General Industrial
o      9.44% Other
o      6.01% Cable
o      5.41% Retail
o      5.06% Mobile Communications
o      5.02% Short Term
o      4.91% Energy
o      3.86% Services
o      3.50% Chemicals
o      3.18% Healthcare
o      2.84% Paper/Packaging
o      2.76% Media
o      2.64% Metals/Minerals
o      2.63% Supermarkets & Drugs

COUNTRY BREAKDOWN

o     91.03% United States
o     2.83% Netherlands
o     2.79% Great Britain
o     1.60% Luxembourg
o     1.15% Mexico
o     0.60% Canada

All data as of February 29, 2000. Industry/sector and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
6 o ALLIANCE HIGH YIELD FUND

                                                 INVESTMENT OBJECTIVE & POLICIES
                                                 and INVESTMENT RESULTS

INVESTMENT OBJECTIVE & POLICIES

Alliance High Yield Fund is a diversified, open-end fund that seeks high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund will pursue this objective by investing primarily in a diversified mix of high-yield, below-investment-grade, fixed-income securities involving greater volatility of price and risk of loss of principal and income than higher-quality, fixed-income securities.

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF FEBRUARY 29, 2000

Class A Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
          1 Year                -2.85%                     -6.99%
 Since Inception*                6.52%                      4.93%
       SEC Yield**              10.74%

Class B Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
       One Year                 -3.55%                     -7.02%
Since Inception*                 5.79%                      5.23%
      SEC Yield**               10.51%

Class C Shares
--------------------------------------------------------------------------------
                           Without Sales Charge        With Sales Charge
       One Year                 -3.55%                     -4.42%
Since Inception*                 5.79%                      5.79%
      SEC Yield**               10.52%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 4/22/97 for all share classes.

** SEC yields are based on SEC guidelines and are calculated on the 30 days ended February 29, 2000.


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 7

INVESTMENT RESULTS

SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END
(MARCH 31, 2000)

                               Class A           Class B         Class C
--------------------------------------------------------------------------------
          1 Year                -9.03%            -9.02%          -6.47%
Since Inception*                 3.99%             4.30%           4.83%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 4/22/97 for all share classes.


--------------------------------------------------------------------------------
8 o ALLIANCE HIGH YIELD FUND

                                                        PORTFOLIO OF INVESTMENTS

PORTFOLIO OF INVESTMENTS
February 29, 2000 (unaudited)

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                    (000)     U.S.$ Value
--------------------------------------------------------------------------------

Corporate Debt Obligations-87.5%

Automotive-2.0%
Safelite Glass Corp. .........................
   Series B
   9.875%, 12/15/06 ..........................      $     1,550      $    69,750
   Series D
   9.875%, 12/15/06 ..........................            2,350           94,000
Tenneco Automotive, Inc.
   11.625%, 10/15/09(a) ......................           12,500       12,765,625
                                                                     -----------
                                                                      12,929,375
                                                                     -----------
Cable-5.8%
Charter Commercial Holdings
   10.25%, 1/15/10(a) ........................            6,000        5,977,500
Classic Cable, Inc.
   10.50%, 3/01/10(a) ........................            2,400        2,415,000
Knology Holdings, Inc.
   Warrants, expiring
   10/15/07(a)(c) ............................            1,500           15,000
Netia Holdings II BV
   13.125%, 6/15/09(a) .......................            7,000        7,472,500
NTL Communication Corp.
   Series B
   11.50%, 10/01/08 ..........................            8,000        8,480,000
United Pan-Europe Communications NV
   10.875%, 11/01/07(a) ......................            3,500        3,556,875
United Pan-Europe Communications
   Series B
   10.875%, 8/01/09 ..........................           10,000        9,950,000
                                                                     -----------
                                                                      37,866,875
                                                                     -----------
Chemicals-3.4%
Avecia, Inc.
   11.00%, 7/01/09 ...........................           11,000       11,385,000
Climachem, Inc.
   Series B
   10.75%, 12/01/07 ..........................            4,000          600,000
Lyondell Chemical Co.
   Series A
   9.625%, 5/01/07 ...........................            5,500        5,273,125
   Series B
   9.875%, 5/01/07 ...........................            5,000        4,800,000
                                                                     -----------
                                                                      22,058,125
                                                                     -----------


--------------------------------------------------------------------------------
                                                    ALLIANCE HIGH YIELD FUND o 9

PORTFOLIO OF INVESTMENTS

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                    (000)     U.S.$ Value
--------------------------------------------------------------------------------

Consumer Manufacturing-1.2%
Dyersburg Corp.
   Series B
   9.75%, 9/01/07 ............................     $      2,000     $    910,000
Generac Portable Products, LLC
   11.25%, 7/01/06 ...........................            5,000        4,950,000
Hedstrom Corp.
   10.00%, 6/01/07 ...........................            6,000          270,000
Outsourcing Services Group, Inc.
   10.875%, 3/01/06 ..........................            2,000        1,730,000
                                                                    ------------
                                                                       7,860,000
                                                                    ------------
Energy-4.7%
Belden & Blake Corp.
   Series B
   9.875%, 6/15/07 ...........................           15,000        7,200,000
Chesapeake Energy Corp.
   Series B
   9.625%, 5/01/05 ...........................            9,000        8,550,000
EOTT Energy Partners
   11.00%, 10/01/09 ..........................            9,000        9,045,000
Gothic Energy Corp.
   Warrants, expiring
   1/31/01(c) ................................           14,000           14,000
Port Arthur Finance Corp.
   12.50%, 1/15/09(a) ........................              500          467,500
PSEG Energy Holdings
   9.125%, 2/10/04(a) ........................            1,500        1,502,399
   10.00%, 2/10/04(a) ........................            4,000        4,175,552
                                                                    ------------
                                                                      30,954,451
                                                                    ------------
Financial-0.6%
Willis Corroon Corp.
   9.00%, 2/01/09 ............................            5,000        4,025,000
                                                                    ------------
Fixed Communications-19.6%
Alestra, SA
   12.625%, 5/15/09 ..........................            7,000        7,245,000
Econophone, Inc.
   13.50%, 7/15/07 ...........................            4,000        4,245,000
Global Crossing Holdings Ltd.
   9.125%, 11/15/06(a) .......................            7,500        7,275,000
Global Telesytems
   11.00%, 12/01/09(a) ....................... EUR        6,000        5,626,872
Hyperion Telecommunications, Inc.
   12.00%, 11/01/07 ..........................            3,000        3,120,000
KMC Telecommunications, Inc.
   13.50%, 5/15/09 ...........................            5,000        5,050,000
Level 3 Communications
   11.00%, 3/15/08(a) ........................            9,000        9,022,500
   12.875%, 3/15/10(a)(b) ....................            3,000        1,605,000


--------------------------------------------------------------------------------
10 o ALLIANCE HIGH YIELD FUND

--------------------------------------------------------------------------------

                                                        PORTFOLIO OF INVESTMENTS

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                    (000)     U.S.$ Value
--------------------------------------------------------------------------------

Logix Communications, Inc.
   12.25%, 6/15/08 ...........................     $      5,000     $  3,625,000
Metromedia Fiber Network, Inc.
   10.00%, 12/15/09 ..........................           10,000        9,900,000
Metronet Communications
   Warrants, expiring
   8/15/07(a)(c) .............................            1,500          225,000
Northeast Optic Network, Inc.
   12.75%, 8/15/08 ...........................           10,390       11,065,350
Primus Telecommunications Group, Inc.
   12.75%, 10/15/09 ..........................            3,500        3,587,500
   Warrants, expiring
   8/01/04(c) ................................            1,000           60,000
RSL Communications PLC
   9.875%, 11/15/09 ..........................            7,000        5,880,000
Startec Global Communications Corp.
   12.00%, 5/15/08 ...........................            6,000        4,920,000
   Warrants, expiring
   5/15/08(c) ................................            6,000          108,000
US Xchange LLC
   15.00%, 7/01/08 ...........................            4,000        2,400,000
Versatel Telecom BV
   13.25%, 5/15/08 ...........................            7,000        7,425,000
   Warrants, expiring
   5/15/08(a)(c) .............................            5,000        3,875,000
Viatel, Inc.
   11.25%, 4/15/08 ...........................            5,000        4,700,000
   11.50%, 3/15/09 ...........................            9,600        9,120,000
Williams Communication Group, Inc.
   10.875%, 10/01/09 .........................            5,000        5,125,000
Winstar Equipment Corp.
   12.50%, 3/15/04 ...........................            8,500        9,095,000
Worldwide Fiber, Inc.
   12.00%, 8/01/09(a) ........................            3,900        4,075,500
                                                                    ------------
                                                                     128,375,722
                                                                    ------------
Gaming-0.6%
Park Place Entertainment
   9.375%, 2/15/07(a) ........................            4,000        3,951,288
                                                                    ------------
General Industrial-9.2%
Amtrol, Inc.
   10.625%, 12/31/06 .........................            5,000        4,787,500
Anchor Lamina, Inc.
   11.50%, 12/01/05 ..........................            5,000        3,737,500
Applied Power, Inc.
   8.75%, 4/01/09 ............................            6,000        6,180,000
Aqua Chemical, Inc.
   11.25%, 7/01/08 ...........................            5,000        2,950,000
AXIA, Inc.
   10.75%, 7/15/08 ...........................            5,000        4,275,000


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 11

PORTFOLIO OF INVESTMENTS

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                    (000)     U.S.$ Value
--------------------------------------------------------------------------------

Blount, Inc.
   13.00%, 8/01/09(a) ........................      $     4,000      $ 4,240,000
Gentek, Inc.
   11.00%, 8/01/09 ...........................            6,000        6,180,000
Glasstech, Inc.
   Warrants, expiring
   6/30/04(c) ................................                1              375
Moll Industries, Inc.
   10.50%, 7/01/08 ...........................            5,000        2,025,000
Pacific Aerospace & Electronics, Inc.
   11.25%, 8/01/05 ...........................            4,000        2,220,000
Pentacon, Inc.
   Series B
   12.25%, 4/01/09 ...........................            7,000        6,230,000
Russell-Stanley Holdings, Inc.
   10.875%, 2/15/09 ..........................            8,000        7,000,000
Sequa Corp.
   9.00%, 8/01/09 ............................            7,000        6,510,000
WEC Co., Inc.
   Series B
   12.00%, 7/15/09 ...........................            4,500        4,117,500
                                                                     -----------
                                                                      60,452,875
                                                                     -----------
Healthcare-2.9%
Concentra Operating Corp.
   13.00%, 8/15/09(a) ........................           13,000       11,115,000
Iasis Healthcare Corp.
   13.00%, 10/15/09(a) .......................            4,000        4,070,000
Knowles Electronics, Inc.
   13.125%, 10/15/09(a) ......................            4,000        3,760,000
                                                                     -----------
                                                                      18,945,000
                                                                     -----------
Hotels/Lodging-1.3%
Lodgian Financing Corp.
   12.25%, 7/15/09 ...........................            6,000        5,670,000
Intrawest Corp.
   9.75%, 8/15/08 ............................            1,000          967,500
   10.50%, 2/01/10(a) ........................            2,000        2,010,000
                                                                     -----------
                                                                       8,647,500
                                                                     -----------
Leisure-0.1%
V2 Music Holdings PLC
   14.00%, 4/15/08(a)(b)(f) ..................            2,500          775,000
   Warrants, expiring
   4/15/08(a)(c) .............................            2,500               25
                                                                     -----------
                                                                         775,025
                                                                     -----------
Media-2.7%
Entertainment
   Series B
   14.50%, 7/15/08(b) ........................            8,000        5,240,000
Fox Family Worldwide, Inc.
   9.25%, 11/01/07 ...........................            4,000        3,680,000


--------------------------------------------------------------------------------
12 o ALLIANCE HIGH YIELD FUND

                                                        PORTFOLIO OF INVESTMENTS

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                    (000)     U.S.$ Value
--------------------------------------------------------------------------------

Goss Graphic Systems, Inc.
   12.25%, 11/19/05 ..........................      $     3,750      $ 1,275,000
Marvel Enterprises, Inc.
   12.00%, 6/15/09 ...........................            8,000        7,200,000
                                                                     -----------
                                                                      17,395,000
                                                                     -----------
Metals/Minerals-2.5%
Continental Global Group
   Series B
   11.00%, 4/01/07 ...........................            5,000        2,475,000
Kaiser Aluminum & Chemical
   Series B
   10.875%, 10/15/06 .........................            2,000        1,980,000
LTV Corp.
   11.75%, 11/15/09(a) .......................            3,000        3,052,500
Metal Management, Inc.
   10.00%, 5/15/08 ...........................            5,000        3,775,000
Republic Technology, Inc.
   13.75%, 7/15/09(a)(d) .....................           15,000        5,325,000
                                                                     -----------
                                                                      16,607,500
                                                                     -----------
Mobile Communications-2.9%
Iridium LLC Capital Corp.
   Series B
   14.00%, 7/15/05(e) ..........................          14,500         398,750
Nextel Communications, Inc.
   9.375%, 11/15/09 ............................          10,000       9,687,500
Orbital Imaging Corp.
   Series D
   11.625%, 3/01/05 ............................           3,750       2,521,875
PTC International Finance
   11.25%, 12/01/09(a) ......................... EUR       3,500       3,648,942
   11.25%, 12/01/09(a) .........................    $      3,000       3,045,000
                                                                    ------------
                                                                      19,302,067
                                                                    ------------
Paper/Packaging-2.7%
Crown Paper Co.
   11.00%, 9/01/05 .............................           6,225       2,770,125
Doman Industries, Ltd.
   12.00%, 7/01/04 .............................           7,500       7,893,750
Plainwell, Inc.
   Series B
   11.00%, 3/01/08 .............................           5,000       2,137,500
Riverwood International Corp.
   10.625%, 8/01/07 ............................           5,000       5,075,000
                                                                    ------------
                                                                      17,876,375
                                                                    ------------
Restaurants-0.8%
Ne Restaurant Co., Inc.
   10.75%, 7/15/08 .............................           6,000       5,250,000
                                                                    ------------


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 13

PORTFOLIO OF INVESTMENTS

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                    (000)     U.S.$ Value
--------------------------------------------------------------------------------

Retail-5.2%
Buhrmann US, Inc.
   12.25%, 11/01/09(a) .........................    $      8,000    $  8,260,000
Group 1 Automotive, Inc.
   10.875%, 3/01/09 ............................           2,250       2,137,500
St. John's Knits International, Inc.
   12.50%, 7/01/09 .............................           5,000       4,675,000
Sonic Automotive, Inc.
   Series B
   11.00%, 8/01/08 .............................           4,000       3,880,000
TM Group Holdings PLC
   11.00%, 5/15/08 .............................           9,000       8,955,000
United Auto Group, Inc.
   Series A
   11.00%, 7/15/07 .............................           6,500       6,207,500
                                                                    ------------
                                                                      34,115,000
                                                                    ------------
Services-3.7%
Avis Rent a Car, Inc.
   11.00%, 5/01/09 .............................           6,500       6,565,000
Dialog Corp. PLC
   Series A
   11.00%, 11/15/07 ............................           5,000       2,900,000
Employee Solutions, Inc.
   Series B
   10.00%, 10/15/04 ............................           2,000         900,000
Premier Graphics, Inc.
   11.50%, 12/01/05 ............................           2,730       1,251,250
Primark Corp.
   9.25%, 12/15/08 .............................           5,000       4,762,500
United Rentals, Inc.
   Series B
   9.00%, 4/01/09 ..............................           3,500       3,246,250
URS Corp.
   Series B
   12.25%, 5/01/09 .............................           4,500       4,725,000
                                                                    ------------
                                                                      24,350,000
                                                                    ------------
Supermarkets & Drugs-2.6%
Pueblo Xtra International
   9.50%, 8/01/03 ..............................           6,270       2,978,250
   Series C
   9.50%, 8/01/03 ..............................           1,730         821,750
RAB Enterprises, Inc.
   10.50%, 5/01/05 .............................           3,000       2,085,000
Richmont Marketing Specialists, Inc.
   10.125%, 12/16/07 ...........................           7,000       3,640,000
Stater Brothers Holdings, Inc.
   10.750%, 8/15/06 ............................           7,000       7,052,500
                                                                    ------------
                                                                      16,577,500
                                                                    ------------


--------------------------------------------------------------------------------
14 o ALLIANCE HIGH YIELD FUND

                                                        PORTFOLIO OF INVESTMENTS

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                    (000)     U.S.$ Value
--------------------------------------------------------------------------------

Technology-10.7%
Anteon Corp.
   12.00%, 05/15/09 ............................    $      6,500    $  5,963,750
CHS Electronics, Inc.
   9.875%, 4/15/05 .............................           6,500         422,500
Concentric Network
   Warrants, expiring
   12/15/07(a)(c) ..............................           1,000         470,000
Earthwatch, Inc.
   13.00%, 7/15/07(a)(b) .......................           6,500       4,541,875
Elgar Holdings, Inc.
   9.875%, 2/01/08 .............................           2,000       1,210,000
Exodus Communications, Inc.
   11.25%, 7/01/08 .............................           7,000       7,297,500
   10.75%, 12/15/09(a) .........................           8,500       8,691,250
Integrated Circuit Systems, Inc.
   11.50%, 5/15/09 .............................           1,000       1,015,000
Phase Metrics, Inc.
   10.75%, 2/01/05(e) ..........................           3,000         450,000
Psinet, Inc.
   10.50%, 12/01/06(a) .........................           4,000       3,950,000
   11.00%, 8/01/09 .............................           6,500       6,548,750
SCG Holdings, Inc.
   12.00%, 8/01/09(a) ..........................           7,000       7,630,000
Splitrock Services, Inc.
   Series B
   11.75%, 7/15/08 .............................          10,500      11,235,000
   Warrants, expiring
   7/15/08(c) ..................................          10,500       2,415,000
Verio, Inc.
   10.625%, 11/15/09(a) ........................           8,000       8,080,000
                                                                    ------------
                                                                      69,920,625
                                                                    ------------
Transportation-0.6%
Aircraft Service International Group, Inc.
   11.00%, 8/15/05 .............................           2,500       2,187,500
Canadian Airlines Corp.
   10.00%, 5/01/05 .............................           2,200       1,771,000
                                                                    ------------
                                                                       3,958,500
                                                                    ------------
Utility-1.7%
AES Corp.
   9.50%, 6/01/09 ..............................           6,250       6,218,750
Cogentrix Energy, Inc.
   8.75%, 10/15/08 .............................           5,000       4,943,750
                                                                    ------------
                                                                      11,162,500
                                                                    ------------
Total Corporate Debt Obligations
   (cost $643,043,075) .........................                     573,356,303
                                                                    ------------


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 15

PORTFOLIO OF INVESTMENTS

                                                      Shares or
                                                      Principal
                                                         Amount
Company                                                    (000)     U.S.$ Value
--------------------------------------------------------------------------------

Non-Convertible Preferred Stocks-3.7%
Dobson Communications Corp.
   12.50%, 1/15/08(g)(h) .....................               -0-    $        409
Harborside Healthcare
   13.50%, 8/01/10(g) ........................            3,662        1,061,847
ICG Holdings, Inc.
   14.00%, 3/15/08(g) ........................           11,623       10,460,745
Nextel Communications, Inc.
   Series E
   11.125%, 2/15/10(g) .......................           12,940       12,584,305
                                                                    ------------
Total Non-Convertible Preferred Stocks
   (cost $29,242,328) ........................                        24,107,306

Common Stocks-0.1%
Firstcom Corp. ...............................           25,400          938,213
OpTel, Inc.(a) ...............................            1,635               16
                                                                    ------------

Total Common Stocks (cost $111,766) ..........          938,229

Time Deposit-4.8%
Bank of New York
   5.25%, 3/01/00
   (cost $31,599,000) ........................     $     31,599       31,599,000
                                                                    ------------

Total Investments-96.1%
   (cost $703,996,169) .......................                       630,000,838
Other assets less liabilities-3.9% ...........                        25,167,587
                                                                    ------------

Net Assets-100% ..............................                      $655,168,425
                                                                    ============

(a) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 29, 2000, these securities amounted to $156,668,719 or 23.9% of net assets. The indentures under which these securities are issued typically require the issuers to exchange the securities for registered securities, identical in all other respects to the Rule 144A securities, within 180 days of issuance.
(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective.
(c)   Non-income producing security.
(d)   Security trades with warrants expiring August 15, 2009.
(e)   Bond in default and non-income producing.
(f)   Security trades with warrants expiring April 15, 2008.
(g)   Paid-In-Kind (PIK) preferred, quarterly stock payments.
(h)   Security held 0.4 shares at February 29, 2000.
      See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE HIGH YIELD FUND

                                               STATEMENT OF ASSETS & LIABILITIES

STATEMENT OF ASSETS & LIABILITIES
February 29, 2000 (unaudited)

Assets
Investments in securities, at value
  (cost $703,996,169) ......................................      $ 630,000,838
Cash .......................................................          7,288,822
Receivable for investment securities sold ..................         47,414,811
Interest receivable ........................................         19,456,396
Receivable for capital stock sold ..........................          1,793,995
Net unrealized appreciation of forward exchange
   currency contracts ......................................            605,380
Deferred organization expenses .............................            122,214
                                                                  -------------
Total assets ...............................................        706,682,456
                                                                  -------------
Liabilities
Payable for investment securities purchased ................         45,158,113
Payable for capital stock redeemed .........................          3,401,810
Dividends payable ..........................................          1,901,777
Distribution fee payable ...................................            470,540
Advisory fee payable .......................................            392,838
Accrued expenses ...........................................            188,953
                                                                  -------------
Total liabilities ..........................................         51,514,031
                                                                  -------------
Net Assets .................................................      $ 655,168,425
                                                                  ==============
Composition of Net Assets
Capital stock, at par ......................................      $      74,686
Additional paid-in capital .................................        810,351,819
Distributions in excess of net investment income ...........         (5,501,991)
Accumulated net realized loss on investment
  and foreign currency transactions ........................        (76,357,818)
Net unrealized depreciation of investments
  and foreign currency denominated assets
  and liabilities ..........................................        (73,398,271)
                                                                  -------------
                                                                  $ 655,168,425
                                                                  ==============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($91,425,774 /10,416,274 shares of capital stock
   issued and outstanding) .................................      $        8.78
Sales charge--4.25% of public offering price ...............               0.39
                                                                  -------------
Maximum offering price .....................................      $        9.17
                                                                  =============
Class B Shares
Net asset value and offering price per share
   ($475,017,671/54,157,884 shares of capital stock
   issued and outstanding) .................................      $        8.77
                                                                  =============
Class C Shares
Net asset value and offering price per share
   ($86,115,107/9,815,232 shares of capital stock
   issued and outstanding) .................................      $        8.77
                                                                  =============
Advisor Class Shares
Net asset value, redemption and offering price
  per share ($2,609,873/297,435 shares of
  capital stock issued and outstanding) ....................      $        8.77
                                                                  =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 17

STATEMENT OF OPERATIONS

STATEMENT OF OPERATIONS
Six Months Ended February 29, 2000 (unaudited)

Investment Income
Interest ..................................     40,039,525
Dividends .................................      1,650,444     $     41,689,969
                                              ------------
Expenses
Advisory fee ..............................      2,618,877
Distribution fee - Class A ................        147,332
Distribution fee - Class B ................      2,518,848
Distribution fee - Class C ................        466,023
Transfer agency ...........................        432,068
Printing ..................................         82,446
Registration ..............................         78,078
Administrative ............................         58,688
Custodian .................................         44,590
Amortization of organization expenses .....         28,483
Audit and legal ...........................         22,932
Directors' fees ...........................         14,294
Miscellaneous .............................         10,920
                                              ------------
Total expenses ............................                           6,523,579
                                                               ----------------
Net investment income .....................                          35,166,390
                                                               ----------------
Realized and Unrealized Gain (Loss)
on Investments and Options Written
Net realized loss on investment
   transactions ...........................                         (33,841,527)
Net realized gain on foreign currency
   transactions ...........................                           1,389,484
Net change in unrealized
   appreciation/depreciation of:
   Investments ............................                         (19,343,535)
   Foreign currency denominated assets
     and liabilities ......................                             487,139
                                                               ----------------
Net loss on investments and foreign
   currency transactions ..................                         (51,308,439)
                                                               ----------------
Net Decrease in Net Assets
   from Operations ........................                    $    (16,142,049)
                                                               =================

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE HIGH YIELD FUND

                                              STATEMENT OF CHANGES IN NET ASSETS

STATEMENT OF CHANGES
IN NET ASSETS
                                                   Six Months
                                                     Ended
                                                  February 29,     Year Ended
                                                     2000           August 31,
                                                  (unaudited)         1999
                                                 -------------   ---------------

Decrease in Net Assets from Operations
Net investment income ........................   $  35,166,390    $  55,799,534
Net realized loss on investment and foreign
   currency transactions .....................     (32,452,043)     (44,259,213)
Net change in unrealized
   appreciation/depreciation of investments
   and foreign currency denominated
   assets and liabilities ....................     (18,856,396)     (17,389,367)
                                                 -------------    -------------
Net decrease in net assets from
   operations ................................     (16,142,049)      (5,849,046)
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A ...................................      (5,604,667)      (8,029,468)
   Class B ...................................     (26,917,926)     (39,695,091)
   Class C ...................................      (4,981,048)      (7,771,433)
   Advisor Class .............................        (185,048)        (303,542)
Distributions in excess of net investment
   income
   Class A ...................................              -0-        (328,804)
   Class B ...................................              -0-      (1,625,500)
   Class C ...................................              -0-        (318,237)
   Advisor Class .............................              -0-         (12,429)
Tax total return of capital
   Class A ...................................              -0-        (104,053)
   Class B ...................................              -0-        (514,406)
   Class C ...................................              -0-        (100,710)
   Advisor Class .............................              -0-          (3,934)
Net realized gain on investments
   Class A ...................................              -0-      (1,039,201)
   Class B ...................................              -0-      (5,209,224)
   Class C ...................................              -0-      (1,072,694)
   Advisor Class .............................              -0-         (43,662)
Capital Stock Transactions
Net increase (decrease) ......................     (24,228,931)     441,271,085
                                                 -------------    -------------
Total increase (decrease) ....................     (78,059,669)     369,249,651
Net Assets
Beginning of year ............................     733,228,094      363,978,443
                                                 -------------    -------------
End of period ................................   $ 655,168,425    $ 733,228,094
                                                 =============    =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 19

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS
February 29, 2000 (unaudited)

NOTE A
Significant Accounting Policies

Alliance High Yield Fund, Inc. (the "Fund") was incorporated in the state of Maryland on December 19, 1996 as a diversified, open-end management investment company. Prior to commencement of operations on April 22, 1997, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10 shares each of Class A, Class B and Class C and 10,000 shares of Advisor Class for the aggregate amount of $100 each on Class A, Class B and Class C shares and $100,000 on the Advisor Class shares on February 26, 1997. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribu tion expenses. Advisor Class shares are offered principally to investors partici pating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liqui dation and other rights, except that each class bears different dis tribution expenses and has ex clu sive voting rights with respect to its distribution plan, if any. The financial statements have been prepared in conformity with generally ac cepted accounting principles which require manage ment to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a sum ma ry of significant accoun ting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities ex change or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt


--------------------------------------------------------------------------------
20 o ALLIANCE HIGH YIELD FUND

                                                   NOTES TO FINANCIAL STATEMENTS

securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign exchange gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the dif ference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net un realized depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its invest ment company taxable income and net realized gains, if any, to shareholders. Therefore, no provi sions for federal income or excise taxes are required.

4. Organization Expenses

Organization costs of $285,600 have been deferred and are being amortized on a straight-line basis through April 2002.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Dividend income is recorded on ex-dividend date. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as adjustment to interest income.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 21

NOTES TO FINANCIAL STATEMENTS

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that each class's transfer agent fees and distribution fees, if any, are charged only against the assets of that class.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts, based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $325,094 for the six months ended February 29, 2000.

For the six months ended February 29, 2000, the Fund's expenses were reduced by $17,435 under an expense offset arrangement with Alliance Fund Ser vices, Inc.

Alliance Fund Distrib u tors, Inc. (the "Distributor"), a wholly-owned sub sid iary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it received front-end sales charges of $3,356 from the sale of Class A shares, and $14,420, $1,109,519 and $47,308 in contingent de ferred sales charges imposed upon redemp tions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended February 29, 2000.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agree ment (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribu-


--------------------------------------------------------------------------------
22 o ALLIANCE HIGH YIELD FUND

                                                   NOTES TO FINANCIAL STATEMENTS

tion assistance and promotional activities. The Distributor has advised the Fund that it has incurred expens es in excess of the distribution costs reimbursed by the Fund in the amount of $24,678,293 and $1,023,003, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term in vestments and U.S. government obli gations) aggregated $385,277,185 and $395,832,811, respectively, for the six months ended February 29, 2000. There were no purchases or sales of U.S. government or government agency obligations for the six months ended February 29, 2000.

At February 29, 2000, the cost of investments for federal in come tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $16,515,651 and gross unrealized depreciation of investments was $90,510,982, resulting in net unrealized depreciation of $73,995,331 (excluding foreign currency transactions).

At August 31, 1999, the Fund had a capital loss carryforward of $7,232,173 which expires in the year 2007.

Capital losses and foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of $35,946,686 and foreign currency losses of $227,421 during the fiscal year 1999. To the extent that the carryover losses are used to offset future capital gains and ordinary income, it is probable that gain and ordinary income to offset will not be distributed to shareholders.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses on foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 23

NOTES TO FINANCIAL STATEMENTS

The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At February 29, 2000, the Fund had outstanding forward exchange currency contracts as follows:

                               U.S. $
                             Contract      Value on       U.S. $     Unrealized
                               Amount   Origination      Current   Appreciation
                                 (000)         Date        Value  (Depreciation)
--------------------------------------------------------------------------------
Forward Exchange
  Currency Purchase
  Contracts
Euro,
  settling 03/16/00               727   $   740,814  $   705,049    $   (35,765)
  settling 03/27/00             4,300     4,199,315    4,157,187        (42,128)
Forward Exchange
  Currency Sale
  Contracts
Euro,
  settling 03/27/00            17,600   $17,698,736  $17,015,463        683,273
                                                                    -----------
                                                                    $   605,380
                                                                    ===========


--------------------------------------------------------------------------------
24 o ALLIANCE HIGH YIELD FUND

NOTES TO FINANCIAL STATEMENTS

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                    -------------------------------  -------------------------------
                                  Shares                          Amount
                    -------------------------------  -------------------------------
                       Six Months                        Six Months
                            Ended             Year            Ended             Year
                     February 29,            Ended     February 29,            Ended
                             2000       August 31,             2000       August 31,
                       (unaudited)            1999      (unaudited)             1999
Class A
Shares sold             3,195,945       10,555,070    $  28,996,426    $ 106,803,184
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           224,289          455,320        2,026,146        4,581,315
------------------------------------------------------------------------------------
Shares converted
  from Class B            277,826          231,040        2,505,225        2,289,928
------------------------------------------------------------------------------------
Shares redeemed        (4,091,169)      (4,519,290)     (36,889,874)     (45,604,870)
------------------------------------------------------------------------------------
Net increase
  (decrease)             (393,109)       6,722,140    $  (3,362,077)   $  68,069,557
====================================================================================

Class B
Shares sold             9,263,176       41,215,176    $  84,303,955    $ 416,263,494
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           798,039        1,531,585        7,204,862       15,388,928
------------------------------------------------------------------------------------
Shares converted
  to Class A             (278,050)        (231,040)      (2,505,225)      (2,289,928)
------------------------------------------------------------------------------------
Shares redeemed       (11,343,008)     (11,863,281)    (102,532,780)    (119,335,325))
------------------------------------------------------------------------------------
Net increase
  (decrease)           (1,559,843)      30,652,440     $(13,529,188)   $310,027,169
====================================================================================

Class C
Shares sold             2,151,639       10,424,117    $  19,581,457    $ 105,419,483
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions           191,745          396,483        1,730,367        3,984,952
------------------------------------------------------------------------------------
Shares redeemed        (3,084,074)      (4,761,437)     (27,942,891)     (47,903,120)
------------------------------------------------------------------------------------
Net increase
  (decrease)             (740,690)       6,059,163    $  (6,631,067)   $  61,501,315
====================================================================================


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 25

NOTES TO FINANCIAL STATEMENTS

                    -------------------------------  -------------------------------
                                  Shares                          Amount
                    -------------------------------  -------------------------------
                       Six Months                        Six Months
                            Ended             Year            Ended             Year
                     February 29,            Ended     February 29,            Ended
                             2000       August 31,             2000       August 31,
                       (unaudited)            1999      (unaudited)             1999
Advisor Class
Shares sold               139,805          364,823      $ 1,279,975      $ 3,671,823
------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions             7,391           17,942           67,080          181,290
------------------------------------------------------------------------------------
Shares redeemed          (226,013)        (216,242)      (2,053,654)      (2,180,069)
------------------------------------------------------------------------------------
Net increase
  (decrease)              (78,817)         166,523      $  (706,599)     $ 1,673,044
====================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended February 29, 2000.


--------------------------------------------------------------------------------
26 o ALLIANCE HIGH YIELD FUND

                                                            FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            -----------------------------------------------------------
                                                                      CLASS A
                                            -----------------------------------------------------------
                                            Six Months
                                                 Ended                                    April 22,
                                          February 29,         Year Ended August 31,     1997(a) to
                                                  2000       -------------------------   August 31,
                                            (unaudited)             1999          1998         1997
                                            -----------------------------------------------------------
Net asset value, beginning of period ..     $     9.47       $     10.76    $    11.17    $   10.00
                                            -----------------------------------------------------------
Income From Investment Operations
Net investment income(b) ..............            .50              1.02          1.03          .37
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ........................           (.67)            (1.08)         (.27)        1.15
                                            -----------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .........           (.17)             (.06)          .76         1.52
                                            -----------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..           (.52)            (1.02)        (1.02)        (.35)
Distributions in excess of net
  investment income ...................             -0-             (.05)         (.01)          -0-
Tax return of capital .................             -0-             (.01)           -0-          -0-
Distributions from net realized gains .             -0-             (.15)         (.14)          -0-
                                            -----------------------------------------------------------
Total dividends and distributions .....           (.52)            (1.23)        (1.17)        (.35)
                                            -----------------------------------------------------------
Net asset value, end of period ........     $     8.78       $      9.47    $    10.76    $   11.17
                                            ===========================================================
Total Return
Total investment return based on
  net asset value(c) ..................          (1.86)%            (.58)         6.42%       15.33%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................     $   91,426       $   102,400    $   43,960    $   5,889
Ratio to average net assets:
  Expenses, net of waivers/
    reimbursements ....................           1.26%(d)          1.31%         1.43%        1.70%(d)
  Expenses, before waivers/
    reimbursements ....................           1.26%(d)          1.31%         1.46%        3.11%(d)
  Net investment income, net of
    waivers/reimbursements ............           5.70%(d)         10.21%         8.89%        8.04%(d)
Portfolio turnover rate ...............             60%              182%          311%          73%

See footnote summary on page 30.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 27

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            -----------------------------------------------------------
                                                                      CLASS B
                                            -----------------------------------------------------------
                                             Six Months
                                                  Ended                                      April 22,
                                           February 29,         Year Ended August 31,       1997(a) to
                                                   2000      ---------------------------    August 31,
                                             (unaudited)             1999           1998          1997
                                            -----------------------------------------------------------
Net asset value, beginning of period ..     $      9.46      $      10.75   $      11.17  $      10.00
                                            -----------------------------------------------------------
Income From Investment Operations
Net investment income(b) ..............             .47               .95            .96           .31
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ........................            (.67)            (1.08)          (.28)         1.19
                                            -----------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .........            (.20)             (.13)           .68          1.50
                                            -----------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..            (.49)             (.95)          (.95)         (.33)
Distributions in excess of net
  investment income ...................              -0-             (.05)          (.01)           -0-
Tax return of capital .................              -0-             (.01)            -0-           -0-
Distributions from net realized gains .              -0-             (.15)          (.14)           -0-
                                            -----------------------------------------------------------
Total dividends and distributions .....            (.49)            (1.16)         (1.10)         (.33)
                                            -----------------------------------------------------------
Net asset value, end of period ........     $      8.77      $       9.46   $      10.75  $      11.17
                                            ===========================================================
Total Return
Total investment return based on
  net asset value(c) ..................           (2.22)%           (1.26)          5.69%        15.07%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................     $   475,018      $    527,337   $    269,426  $     43,297
Ratio to average net assets:
  Expenses, net of waivers/
    reimbursements ....................            1.97%(d)          2.03%          2.13%         2.40%(d)
  Expenses, before waivers/
    reimbursements ....................            1.97%(d)          2.03%          2.16%         3.85%(d)
  Net investment income, net
    of waivers/reimbursements .........            5.35%(d)          9.52%          8.18%         7.19%(d)
Portfolio turnover rate ...............              60%              182%           311%           73%

See footnote summary on page 30.


--------------------------------------------------------------------------------
28 o ALLIANCE HIGH YIELD FUN

                                                            FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            -----------------------------------------------------------
                                                                      CLASS C
                                            -----------------------------------------------------------
                                             Six Months
                                                  Ended                                      April 22,
                                           February 29,         Year Ended August 31,       1997(a) to
                                                   2000      ---------------------------    August 31,
                                             (unaudited)             1999           1998          1997
                                            -----------------------------------------------------------
Net asset value, beginning of period ..     $     9.47       $    10.75     $   11.17     $    10.00
                                            -----------------------------------------------------------
Income From Investment Operations
Net investment income(b) ..............            .47              .95           .96            .32
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ........................           (.68)           (1.07)         (.28)          1.18
                                            -----------------------------------------------------------
Net increase (decrease) in net
  asset value from operations .........           (.21)            (.12)          .68           1.50
                                            -----------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ..           (.49)            (.95)         (.95)          (.33)
Distributions in excess of net
  investment income ...................             -0-            (.05)         (.01)            -0-
Tax return of capital .................             -0-            (.01)           -0-            -0-
Distributions from net realized gains .             -0-            (.15)         (.14)            -0-
                                            -----------------------------------------------------------
Total dividends and distributions .....           (.49)           (1.16)        (1.10)          (.33)
                                            -----------------------------------------------------------
Net asset value, end of period ........     $     8.77       $     9.47     $   10.75     $    11.17
                                            ===========================================================
Total Return
Total investment return based on
  net asset value(c) ..................          (2.32)%          (1.16)         5.69%         15.07%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................     $   86,115       $   99,927     $  48,337     $    7,575
Ratio to average net assets:
  Expenses, net of waivers/
    reimbursements ....................           1.96%(d)         2.02%         2.13%          2.40%(d)
  Expenses, before waivers/
    reimbursements ....................           1.96%(d)         2.02%         2.16%          3.84%(d)
  Net investment income, net of
    waivers/reimbursements ............           5.36%(d)         9.54%         8.17%          7.24%(d)
Portfolio turnover rate ...............             60%             182%          311%            73%

See footnote summary on page 30.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 29

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period.


                                            -----------------------------------------------------------
                                                                  ADVISOR CLASS
                                            -----------------------------------------------------------
                                             Six Months
                                                  Ended                                      April 22,
                                           February 29,         Year Ended August 31,       1997(a) to
                                                   2000      ---------------------------    August 31,
                                             (unaudited)           1999          1998             1997
                                            -----------------------------------------------------------
Net asset value, beginning of period ....   $      9.47     $     10.76     $   11.17     $    10.00
                                            -----------------------------------------------------------
Income From Investment Operations
Net investment income(b) ................           .52            1.06          1.11            .40
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ..........................          (.68)          (1.09)         (.32)          1.13
                                            -----------------------------------------------------------
Net increase (decrease) in net
  asset value from operations ...........          (.16)           (.03)          .79           1.53
                                            -----------------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ....          (.54)          (1.06)        (1.05)          (.36)
Distributions in excess of net investment
  income ................................            -0-           (.04)         (.01)            -0-
Tax return of capital ...................            -0-           (.01)           -0-            -0-
Distributions from net realized gains ...            -0-           (.15)         (.14)            -0-
                                            -----------------------------------------------------------
Total dividends and distributions .......          (.54)          (1.26)        (1.20)          (.36)
                                            -----------------------------------------------------------
Net asset value, end of period ..........   $      8.77     $      9.47     $   10.76     $    11.17
                                            ===========================================================
Total Return
Total investment return based on
  net asset value(c) ....................         (1.82)%          (.28)         6.68%         15.44%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .......................   $     2,610     $     3,564     $   2,256     $      321
Ratio to average net assets:
  Expenses, net of waivers/
    reimbursements ......................           .96%(d)        1.03%         1.14%          1.40%(d)
  Expenses, before waivers/
    reimbursements ......................           .96%(d)        1.03%         1.16%          2.82%(d)
  Net investment income, net of
    waivers/reimbursements ..............          5.81%(d)       10.58%         9.25%          8.20%(d)
Portfolio turnover rate .................            60%            182%          311%            73%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(d)   Annualized.


--------------------------------------------------------------------------------
30 o ALLIANCE HIGH YIELD FUND

GLOSSARY OF INVESTMENT TERMS

GLOSSARY OF INVESTMENT TERMS

asset-backed securities

A security backed by notes or accounts receivable against assets other than real estate. Asset-backed securities are originated by banks, credit card companies, or other providers of credit.

Brady bonds

U.S.-dollar-denominated bonds that are issued by emerging markets, particularly markets in Latin America, and collateralized by U.S. Treasury zero-coupon bonds.

collateralized bond obligation (CBO)

An investment-grade bond backed by a large, diversified pool of non-investment-grade bonds. CBOs have varying degrees of risk and varying interest rates.

collateralized mortgage obligation (CMO)

A bond secured by mortgages and/or mortgage-backed securities with at least two bond classes, where the payments of principal on the underlying collateral are allocated according to maturity classes, called tranches.

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U. S. Bureau of Labor Statistics.

credit rating

A bond rating that measures of the quality and safety of a bond, based on the issuer's financial condition. In particular, an evaluation from a rating service indicating the probability that a debt issuer will be able to meet scheduled interest and principal repayments. Ratings typically range from AAA which is the highest rating, to D, which is the lowest rating.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

investment-grade bond

A bond that is considered safe, having a relatively high bond rating.

mortgage-backed security

A security backed by a pool of mortgages.

spread

The price above a benchmark fixed-income yield that an issuer pays to borrow money.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

U.S. government agency securities

Securities issued by U.S. government-related agencies, such as Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association that are exempt from state and local taxes. also called agency securities.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 31

ALLIANCE CAPTIAL

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $368 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 31 of the FORTUNE 100 companies and public retirement funds in 31 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management ex perience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 277 investment professionals in 21 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 12/31/99.


--------------------------------------------------------------------------------
32 o ALLIANCE HIGH YIELD FUND

ALLIANCE CAPITAL AT YOUR SERVICE

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 33

BOARD OF DIRECTORS

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Nelson Jantzen, Senior Vice President
Gregory Dube, Senior Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
34 o ALLIANCE HIGH YIELD FUND

ALLIANCE CAPITAL FAMILY OF FUNDS

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                   ALLIANCE HIGH YIELD FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE HIGH YIELD FUND

                                                                 ---------------
Alliance High Yield Fund                                            BULK RATE
1345 Avenue of the Americas                                       U.S. POSTAGE
New York, NY 10105                                                    PAID
(800) 221-5672                                                    New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

AllianceCapital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

HIYSR0200